UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1852 Proffitt Springs Road

Maryville, Tennessee 37801

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2025, we and certain of our direct and indirect Domestic Subsidiaries entered into the First Amendment to the Second Amended and Restated Credit Agreement (the “First Amendment”), which amends the Second Amended and Restated Credit Agreement, dated October 3, 2024, with certain lenders, TD Bank, N.A., as administrative agent, TD Securities (USA) LLC and Regions Bank as joint lead arrangers and joint bookrunners, and Regions Bank as syndication agent. Capitalized terms not otherwise defined in this Item 1.01 have the meanings set forth in the First Amendment, including Exhibit A thereto.

The First Amendment provides (a) in connection with the calculation of Consolidated Funded Indebtedness, for the exclusion of any Indebtedness of the guarantors relating to their Guarantee of the obligations of the Missouri Lease Tenant under the Missouri Lease until such time as the guarantors are obligated to discharge payment or performance responsibilities; (b) in connection with the calculation of Consolidated Fixed Charge Coverage Ratio, for a one-time exclusion of cash taxes paid by the Loan Parties during Fiscal Year 2026 in connection with the filing of amended tax returns in Fiscal Year 2026 covering the periods from May 1, 2022 to April 30, 2023 and May 1, 2023 to April 30, 2024; and (c) for an amendment to the minimum Consolidated Fixed Charge Coverage Ratio for the Measurement Periods ending April 30, 2026 and July 31, 2026. The First Amendment also includes other ministerial changes.

The description of the First Amendment does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the First Amendment, which is attached as Exhibit 10.126(d) to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Second Amended and Restated Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.126(d)	First Amendment to Second Amended and Restated Credit Agreement by and among the Registrant, Smith & Wesson Sales Company, Smith & Wesson Inc., the Guarantors, the Lenders, and TD Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: August 18, 2025	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary